Supplement, dated September 12, 2003, to the
           Statement of Additional Information, dated April 21, 2003, of Seligman Portfolios, Inc. (the "Fund")
                                on behalf of its

                        Seligman Global Growth Portfolio
                   Seligman Global Smaller Companies Portfolio
                     Seligman International Growth Portfolio

The following information supplements and modifies, as applicable, the Fund's Statement of Additional Information:

      On September 15, 2003, Wellington Management Company, LLP. (the "Subadviser") will assume responsibility for providing investment advisory services to the three Series of the Fund named above (each, a "Series").
      J. & W. Seligman & Co. Incorporated (the "Manager") will continue to manage the Series and the Subadviser will be subject to the Manager's supervision. These new subadvisory arrangements will not increase the fees payable by any Series. The arrangements were approved by the Board of Directors of the Fund in respect of each Series on September 4, 2003. The engagement of the Subadviser is also subject to approval of the shareholders of each Series at a special meeting scheduled to be held on December 4, 2003.

      At the September 4 meeting, the Board of Directors approved a new management agreement (the "New Management Agreement") between the Fund, in respect of each Series, and the Manager, as well as a new subadvisory agreement (the "New Subadvisory Agreement"), in respect of each Series, between the Manager and the Subadviser. These new agreements will not become effective until they are approved by shareholders of the Series. Accordingly, the Board of Directors also approved the submission of the new agreements to shareholders for their consideration at a special meeting scheduled to be held on December 4, 2003. A definitive Proxy Statement will be sent to shareholders in advance of the special meeting.

      The Board of Directors also approved an interim management agreement (the "Interim Management Agreement") between the Fund, in respect of each Series, and the Manager, and an interim subadvisory agreement (the "Interim Subadvisory Agreement"), in respect of each Series, between the Manager and the Subadviser, which will take effect on September 15, 2003 and will terminate if the New Management Agreement and New Subadvisory Agreement are approved by the shareholders.

      The fees payable by each Series will not increase as a result of the engagement of the Subadviser. The fees of the Subadviser are paid by the Manager (not by the Series), and the fees payable by each Series to the Manager are unchanged, except that in connection with the engagement of the Subadviser, the Manager has agreed to lower the breakpoints in its fee schedules for Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund. Currently, with respect to each of the Global Growth Fund and International Growth Fund, the Manager receives a fee equal to an annual rate of 1.00% of the average daily net assets on the first $1 billion of net assets under management, 0.95% on the next $1 billion and 0.90% thereafter. Under the new fee schedules, with respect to each of the Global Growth Fund and International Growth Fund, the Manager will receive 1.00% on the first $50 million of net assets under management, 0.95% on the next $1 billion and 0.90% thereafter. Similarly, with respect to the Global Smaller Companies Fund, the Manager currently receives 1.00% on the first $1 billion of net assets under management, 0.95% on the next $1 billion and 0.90% thereafter. Under the new fee schedule, the Manager will receive 1.00% on the first $100 million of net assets under management and 0.90% thereafter. Under the interim arrangements, the fees payable by each Series will be held in escrow until the new arrangements are approved by the shareholders, as described in more detail below.

      The Subadviser is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. The Subadviser is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. The Subadviser and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2003, the Subadviser had approximately $337 billion in assets under management.

      Under the interim and proposed new subadvisory agreements, the Subadviser is responsible for providing investment advisory services to each Series. The Subadviser will also be responsible for selecting brokers for the execution of purchases and sales on behalf of the Series.

      Terms of the New Management Agreement and Interim Management Agreement

            Advisory Services. Under each of the New Management Agreement and Interim Management Agreement, the Manager shall, subject to the control of the Board of Directors, manage the affairs of each Series and agrees to provide the services described in each such Management Agreement on the terms set forth therein. Each such Management Agreement provides that the Manager will enter into an agreement, which in the case of the New Management Agreement is the New Subadvisory Agreement, pursuant to which a subadviser, which in the case of the New Management Agreement is the Subadviser, will provide the Series with investment management services, including investment research, advice and supervision, determining which securities shall be purchased or sold by the Series, making purchases and sales of securities on behalf of the Series and determining how voting and other rights with respect to securities of the Series shall be exercised, subject in each case to the control of the Board of Directors and in accordance with the objectives, policies and principles set forth in the Fund's Registration Statement and Prospectus of the Series and the requirements of the 1940 Act and other applicable law. Pursuant to each such Management Agreement, the Manager will continue to have responsibility for investment management services provided under the relevant subadvisory agreement. Further, in the event the subadviser ceases to provide such investment management services to the Fund, they shall be provided by the Manager or by such other firm as may be selected by the Fund and approved in accordance with applicable requirements. In connection with the performance of its duties under each such Management Agreement, the Manager shall provide such office space, such bookkeeping, accounting, internal legal, clerical, secretarial and administrative services (exclusive of, and in addition to, any such services provided by any others retained by the Series) and such executive and other personnel as shall be necessary for the operations of the Series. Each such Management Agreement recognizes that the Manager also acts as the manager of all of the investment companies in the Seligman Group .

            Liability. Each of the New Management Agreement and the Interim Management Agreement provide that, subject to Section 36 of the 1940 Act, the Manager shall not be liable to the Series for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Series and the performance of its duties under the applicable Management Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the applicable Management Agreement.

            Compensation. Each of the New Management Agreement and the Interim Management Agreement provide for the Manager to receive a management fee in respect of its services to the Series, as described above. Additionally, the Manager has voluntarily agreed to cap each Series expenses (other than management fees and Rule 12b-1 fees) at an annual rate of 0.75% of average daily net assets of Global Growth Portfolio and 1.00% of average daily net assets of International Growth Portfolio and Global Smaller Companies Portfolio.

            As required by Rule 15a-4(b)(2)(vi) of the 1940 Act, the Interim Management Agreement provides that advisory fees earned by the Manager in respect of each Series will be deposited into an interest-bearing account and will be paid to the Manager only if a majority of the outstanding voting securities of such Series (as defined by the 1940 Act) approve the New Management Agreement for that Series. An Escrow Agreement will be maintained with State Street Bank and Trust Company. If shareholders of a Series do not approve the New Management Agreement, the Manager will receive as compensation or reimbursement in respect of such Series the lesser of: (1) the total amount in the escrow account in respect of such Series, or (2) the costs of providing services during the term of the Interim Management Agreement (plus, in each case, interest earned on that amount while in escrow).

            Expenses. Under each of the New Management Agreement and the Interim Management Agreement, the Manager shall pay all of its expenses arising from the performance of its obligations under such Management Agreement, including the fee of the Subadviser, and shall pay any salaries, fees and expenses of the directors of the Fund who are employees of the Manager or its affiliates. The Manager shall not be required to pay any other expenses of the Series.

            Termination. The New Management Agreement and the Interim Management Agreement provide that each such Management Agreement may be terminated at any time, without payment of penalty by the Series, on 60 days' written notice or, in the case of the Interim Management Agreement, 10 calendar days' written notice, to the Manager by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Series (as defined by the 1940 Act).

            Each such Management Agreement provides that it will automatically terminate in the event of its assignment (as defined by the 1940 Act). The Interim Management Agreement provides that it will terminate, pursuant to its terms, upon the earlier of 150 days from September 15, 2003, which is February 12, 2004, or the date of approval of the New Management Agreement. If approved, the New Management Agreement will continue in full force and effect until December 31, 2004, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act.

      Factors Considered by the Board of Directors of the Fund - Interim Management Agreement and New Management Agreement

            The Interim Management Agreement and the New Management Agreement, which were considered in conjunction with the Interim Subadvisory Agreement and the New Subadvisory Agreement, were discussed and considered at the Special Meeting of the Board of Directors held on September 4, 2003 (the "Special Meeting"), at which a majority of the Directors and the Disinterested Directors were present, and at a meeting of the Board Operations Committee of the Fund also held on September 4, 2003. The Board Operations Committee is composed of the nine Disinterested Directors, eight of whom were present at the Special Meeting. Independent legal counsel to the Fund and to the Disinterested Directors advised the Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors and the Disinterested Directors in reaching their decisions. Such consideration was based upon financial, statistical and other information supplied to the Directors by the Manager and the Subadviser, and no single factor was identified as of paramount importance. The Board Operations Committee of the Fund considered the Interim Management Agreement and the New Management Agreement at a separate session with counsel at which representatives of the Manager and the Subadviser were not present.

            At the Special Meeting of the Board of Directors, representatives of the Subadviser, in addition to responding to questions of the Board of Directors, supplemented extensive written materials provided to the Directors in advance of the special meeting by delivering a presentation explaining, among other things, their investment approach and illustrating their investment advisory experience. Also, the Manager discussed with the Board of Directors the process through which it decided to recommend the Subadviser and alternative options it had considered, as well as the proposed allocation of responsibilities between the Manager and the Subadviser under the Interim Management Agreement and the Interim Subadvisory Agreement and if the New

      Management Agreement and the New Subadvisory Agreement are approved in respect of any Series. The Directors and the Disinterested Directors in attendance at the Special Meeting unanimously concluded that the Interim Management Agreement and the New Management Agreement were fair and reasonable in respect of each Series and decided to submit the New Management Agreement to shareholders of each Series for their approval.

            In reaching its decision, the Board of Directors, in respect of each Series, examined and weighed many factors, including those described below under "Factors Considered by the Board of Directors." In addition, the Board of Directors considered that the Interim Management Agreement and the New Management Agreement were substantially the same as each of the current Management Agreements (the annual continuance of which the Board of Directors had approved at a meeting on November 21, 2002), except for the commencement and termination dates and certain non-substantive updating changes.

            If approved by shareholders of a Series at the Meeting, the New Management Agreement in respect of such Series will become effective on December 5, 2003 or the day following approval if later than December 5, 2003. If the New Management Agreement is not approved in respect of a Series, the Board of Directors will take such action as they deem to be in the best interests of shareholders of such Series.

      Terms of the New Subadvisory Agreement

            Services. Under the New Subadvisory Agreement, the Subadviser will, subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the relevant Series set forth in the Fund's Prospectus and Statement of Additional Information and the requirements of the 1940 Act and other applicable law, furnish the Manager and such Series with such investment advice, research and assistance as the Manager or the Series shall from time to time reasonably request. In this regard, it is the responsibility of the Subadviser, in respect of each Series: (i) to participate in the development of the Series' overall investment strategy and in the determination of investment allocations;
      (ii) to provide investment advice and research to the Series with respect to existing and potential investments in securities, including company visits and meetings with management; (iii) to determine securities and other assets for investment; (iv) to select brokers and dealers; (v) to cause the execution of trades, including foreign exchange dealings; and
      (vi) unless otherwise agreed to by the Manager, vote proxies solicited by or with respect to issuers of securities in which assets of the Series may be invested from time to time. The Subadviser's responsibilities extend to all of each Series' assets. Under the New Management Agreement, the Manager continues to have responsibility for investment management services provided under the New Subadvisory Agreement.

            The Subadviser has reserved the right to close Global Smaller Companies Portfolio to new purchases after net new purchases of such Series, together with any net new purchases of Seligman Global Smaller Companies Fund, a series of Seligman Global Fund Series, Inc., exceed $150 million from September 14, 2003, the day before the Interim Subadvisory Agreement becomes effective.

            Liability. The New Subadvisory Agreement provides that, subject to
      Section 36 of the 1940 Act, the Subadviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under the New Subadvisory Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the New Subadvisory Agreement, provided, however, that the Subadviser will be liable for any loss incurred by the Fund, a Series, the Manager or their respective affiliates to the extent such losses arise out of any act or omission directly attributable to the Subadviser which results, directly or indirectly, in a material error in the net asset value of a Series.

            Compensation. Under the New Subadvisory Agreement, the Subadviser would receive in respect of each Series, each month a fee calculated on each day during such month at the annual rates set forth below:

      -------------------------------------------------------------------
                                        Subadvisory Fee as a
                                        Percentage of Average
      Series                            Daily Net Assets
      -------------------------------------------------------------------
      Global Growth Portfolio
           -up to $50 million           0.45%
           -over $50 million            0.40%
      -------------------------------------------------------------------
      International Growth Portfolio
           -up to $50 million           0.45%
           -over $50 million            0.40%
      -------------------------------------------------------------------
      Global Smaller Companies Portfolio
           -up to $100 million          0.75%
           -over $100 million           0.65%
      -------------------------------------------------------------------

            This fee will be paid by the Manager and will not affect the total fee paid by any Series to the Manager pursuant to the New Management Agreement. In addition, the Subadviser has agreed to limit all subadvisory fees payable to it by the Manager for a period of two years from September 15, 2003 to 50% of the aggregate contractual management fee earned by the Manager in respect of the Series, certain series of Seligman Global Fund Series, Inc. and an offshore fund managed by the Manager that invests in Japanese equity securities, for which the Subadviser is expected to provide investment advisory services.

            Expenses. Pursuant to the New Subadvisory Agreement, the Subadviser will pay all of its expenses arising from the performance of its duties under the New Subadvisory Agreement, other than the cost of securities, including brokerage commissions and similar fees and charges for the acquisition, disposition, lending or borrowing of each Series' investments.

            Termination. The New Subadvisory Agreement, if approved, would continue in effect until December 31, 2004 and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. The New Subadvisory Agreement may be terminated at any time, with respect to a Series, without payment of penalty, by the Fund on 60 days' written notice to the Subadviser by vote of the Directors or by vote of the majority of the outstanding voting securities of the Series (as defined by the 1940 Act). The New Subadvisory Agreement also may be terminated, with respect to a Series, by the Subadviser or the Manager at any time upon not less than 6 months' written notice to the other and to the Fund. The New Subadvisory Agreement will automatically terminate in the event of its assignment in respect of a Series, and upon termination of the New Management Agreement in respect of a Series. Notwithstanding the foregoing, the Subadviser may terminate the New Subadvisory Agreement, for cause, on 60 days' written notice to the Fund and the Manager.

      Terms of the Interim Subadvisory Agreement

            Pending approval of the New Subadvisory Agreement, the Subadviser has agreed, pursuant to the Interim Subadvisory Agreement, to assist the Manager in providing to the Series those investment management services set forth and described above under "Terms of the New Management Agreement and Interim Management Agreement - Advisory Services." The Interim Subadvisory Agreement contains the same provisions in respect of liability as described above in respect of the New Subadvisory Agreement.

            The Interim Subadvisory Agreement provides that it will automatically terminate, in respect of a Series, in the event of its assignment (as defined by the 1940 Act) with respect to that Series. The Interim Management Agreement also provides that it will terminate, pursuant to its terms, upon the earlier of 150 days from September 15, 2003, which is February 12, 2004, or the date of approval of the New Management Agreement and the New Subadvisory Agreement in respect of a Series.

            The Interim Subadvisory Agreement may be terminated in respect of a Series by the Board of Directors of the Corporation or the holders of a majority of the outstanding voting securities of such Series (as defined in the 1940 Act) at any time without penalty upon giving the Manager ten calendar days' written notice (which notice may be waived by the Manager).

            Under the Interim Subadvisory Agreement, the Manager will, subject to the conditions below, pay to the Subadviser a fee, in respect of each Series, at the same fee rates as set forth above for the New Subadvisory Agreement. As noted above and as required by Rule 15a-4(b)(2)(vi) of the 1940 Act, the Interim Management Agreement provides that advisory fees earned by the Manager in respect of each Series will be deposited into an interest-bearing account and will be paid to the Manager only if the holders of a majority of the outstanding voting securities of such Series (as defined by the 1940 Act) approve the New Management Agreement for that Series. The Interim Subadvisory Agreement provides that the Manager's obligation to pay the fee earned by the Subadviser is conditioned upon (1) the approval by the requisite shareholder votes of the New Management Agreement and the New Subadvisory Agreement, and (2) the release to the Manager of all amounts in the escrow account. If shareholders of a Series do not approve the New Subadvisory Agreement or the New Management Agreement, the Subadviser will receive as compensation or reimbursement in respect of such Series the lesser of: (1) the total amount in the escrow account in respect of such Series, less the disbursements to the Manager for providing services during the term of the Interim Management Agreement or (2) the costs of the Subadviser of providing services during the term of the Interim Subadvisory Agreement (plus, in each case, interest earned on that amount while in escrow).

      Factors Considered by the Board

            The Board of Directors has considered various matters in determining the reasonableness and fairness of the Interim Subadvisory Agreement and the New Subadvisory Agreement. Independent legal counsel to the Fund and to the Disinterested Directors advised the Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors and the Disinterested Directors in reaching their decisions. The Board Operations Committee of the Fund considered the Interim Subadvisory Agreement and the New Subadvisory Agreement at a separate session with counsel at which representatives of the Manager and the Subadviser were not present.

            In reaching its decision, the Board of Directors, in respect of each Series, examined and weighed many factors, including, but not limited to:
      (1) the nature and quality of the services expected to be rendered by the Subadviser (together with the Manager) and the results achieved by the Subadviser with respect to composite accounts with investment goals substantially similar to each particular Series; (2) extensive financial, personnel and structural information as to the Subadviser's organization;
      (3) that fees paid to the Subadviser would be paid by the Manager and would not affect the total amount of advisory fees paid by any Series or the expense ratio of any Series; (4) presentations of the Manager and the Subadviser concerning the transition of investment advisory services from the Manager to the Subadviser, including the potential impact such transition would have on each Series and the Manager's and Subadviser's anticipated allocation of responsibilities after the changeover, including the Manager's anticipated role in overseeing the Subadviser's management of the Series' investment portfolios and the manner in which it would do so; (5) the portfolio allocation policies and practices of each Series and of the Subadviser, and the Subadviser's historical portfolio turnover rates and anticipated portfolio realignment as a result of its assumption of advisory responsibilities; (6) the organization and financial condition of the Manager and the Subadviser, including profitability to the Manager as a result of the proposal and the Manager's and the Subadviser's representations that they would provide certain profitability information to the Board of Directors in connection with any future renewals of the New Management Agreement and the New Subadvisory Agreement; (7) the fall-out benefits which the Subadviser and its affiliates would receive from the Subadviser's relationship to the Series and the Seligman Group and the benefits of the proposal to the Manager, including the payments to be received by the Manager and its affiliates from all sources involving both the Series and the other investment companies in the Seligman Group; (8) that the Manager would pay certain costs incurred in connection with the proposal, including the costs of holding the special meeting of shareholders and related solicitation costs; (9) that the New Subadvisory Agreement provides certain exculpatory provisions; (10) the compliance resources and procedures of the Subadviser, including that the Subadviser has not experienced any material regulatory problems under applicable securities laws; (11) the scope and nature of the Manager's due diligence review of the Subadviser, including a presentation of the Manager discussing alternate options it considered prior to recommending the proposed subadvisory arrangements; and (12) that, in connection with the engagement of the Subadviser, the Manager has agreed to lower the breakpoints in its fee schedule for Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio and Seligman International Growth Portfolio to match those of the Subadviser.

            Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.

      o INVESTMENT ADVISORY SERVICES. The Board of Directors considered the proposed overall arrangements between the Manager and the Subadviser in providing investment advisory services and the nature and quality of the services expected to be rendered by the Subadviser in conjunction with the Manager. In this regard, the Board considered the responsibilities of the Manager pursuant to the New Management Agreement and the supervisory and administrative services to be performed by the Manager in this role. The Board received a presentation of the Manager and the Subadviser discussing how the firms would communicate and interact in respect of the provision of services to each Series.

      o PERFORMANCE. The Board of Directors considered the performance record of the Subadviser's investments (with respect to U.S. assets as well as non-U.S. assets), and, in particular, of the composite accounts with investment goals substantially similar to each particular Series.

      o MANAGEMENT FEES AND EXPENSES. The Board of Directors considered that, because the Manager would be responsible for the payment of the Subadviser's fees, the New Subadvisory Agreement would not increase the advisory fee payable by any Series or have any affect on the annual expense ratio (which include the management fee and all other operating expenses incurred by the Series) of any Series.

      o INVESTMENT ADVISORY EXPERIENCE. The Board of Directors considered the Subadviser's reputation and significant experience in managing and subadvising investment companies, including that the Subadviser's business is focused exclusively on investment management. The Board of Directors also considered the backgrounds of the portfolio managers that would be responsible for providing investment advisory services for each Series, which are described in the Fund's Prospectus, as supplemented.

      o FALL-OUT BENEFITS. When considering the New Subadvisory Agreement in respect of a Series, the Board of Directors considered that each of the other Series and certain series of Seligman Global Fund Series, Inc. would also be considering engaging the Subadviser and that an offshore fund managed by the Manager that invests in Japanese equity securities was anticipated to be engaging the Subadviser. The Board of Directors also considered the benefits to the Manager in implementing the proposal, including that the Manager would retain a significant portion (at least 50% in the first two years) of the total management fee payable by the Series (in aggregate with the other entities the Manager manages and for which the Subadviser would be engaged), and that the proposed subadvisory arrangements would permit the Manager to reduce its internal capacity to provide global investment advisory services, thereby reducing the Manager's expenses.

      o OTHER CONSIDERATIONS. The Board of Directors also considered that each Series had been subadvised by a different investment adviser until 2000 or 2002, when the Manager assumed responsibility for managing each Series' entire portfolio. The Board of Directors noted that portfolio turnover could be expected to increase (in the short term) as a result of the transition to the Subadviser's assumption of responsibility and that the Subadviser historically had a higher portfolio turnover rate than the Series. The Board of Directors also received satisfactory assurances that each Series would continue to receive high quality advisory services without interruption through the transition of advisory responsibility from the Manager to the Subadviser.

In addition, the information under the caption "Brokerage Allocation and Other Practices" is modified to reflect that the Subadviser is responsible for selecting brokers for the execution of purchases and sales on behalf of the Series.